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                                    UNITED STATES
                         SECURITIES AND EXCHANGE COMMISSION

                                WASHINGTON, D.C. 20549




                                       FORM 8-K


                                    CURRENT REPORT



                          Pursuant to Section 13 or 15(d) of
                         The Securities Exchange Act of 1934



            Date of Report (Date of Earliest Event Reported): June 16, 1999




                                   FRUIT OF THE LOOM, INC.
                    --------------------------------------------------
                    (Exact Name of Registrant as Specified in Charter)



          DELAWARE                       1-8941               36-3361804
----------------------------         -------------        ------------------
(State or Other Jurisdiction          (Commission           (IRS Employer
      of incorporation)               File Number)        Identification No.)



5000 SEARS TOWER, 233 SOUTH WACKER DRIVE, CHICAGO, ILLINOIS           60606
-----------------------------------------------------------         ----------
      (Address of Principal Executive Offices)                      (Zip Code)

Registrant's telephone number, including area code (312) 876-1724


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ITEM 5.  OTHER EVENTS.


     On June 16, 1999, the Registrant's parent company, Fruit of the Loom, Ltd., issued a press release announcing that its earnings results for the second quarter are expected to be significantly below analysts' expectations. The press release is attached hereto as Exhibit 99.1. The information contained in this press release is incorporated herein by reference.

     On June 22, 1999, the Registrant's parent company, Fruit of the Loom, Ltd., issued a press release announcing that the release date of its second quarter earnings results has been changed from Wednesday, July 21, 1999, to Friday, July 23, 1999, due to the delayed closing of the Registrant's financial statements as a result of the Fourth of July holiday. The press release is attached hereto as Exhibit 99.2. The information contained in this press release is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

    (c)  Exhibits.

         99.1   Press Release dated June 16, 1999

         99.2   Press Release dated June 22, 1999



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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         FRUIT OF THE LOOM, LTD.


Dated: July 8, 1999                      By:  /s/ BRIAN J. HANIGAN
                                            ------------------------------
                                              Brian J. Hanigan
                                              Vice President and Treasurer


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